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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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                                 May 30, 1997
               (Date of Report - Date of earliest event reported)

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                 Capitol Home Equity Loan Trust 1990-1
              (Issuer in respect of the Capitol Home Equity Loan
           Asset Backed Certificates, Series 1990-1, Class A and Class B)
             (Exact name of registrant as specified in its charter)


                                    33-54426
                              (Commission File No.)


                       Maryland                      52-0897004
              (State or other jurisdiction of    (I.R.S. Employer
              incorporation or organization)    Identification No.)

                  8401 Connecticut Avenue
                  Chevy Chase, Maryland                 20815
         (Address of principal executive offices)    (Zip Code)

          Registrant's telephone number, including area code (301) 986-7000

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Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  Monthly Report to Certificateholders dated May 30, 1997



                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Home Equity Loan Trust 1990-1 by the undersigned thereunto duly authorized.

                 CAPITOL HOME EQUITY LOAN TRUST 1990-1

                                  By:   Chevy Chase Bank, F.S.B.
                                        Originator of the Trust and Servicer





Dated:      June 16, 1997   By:    Stephen R. Halpin, Jr.
                                   ____________________________________
                                   Stephen R. Halpin, Jr.
                                   Executive Vice President and
                                   Chief Financial Officer





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                                     EXHIBIT





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